Exhibit 99.1


   MOORE & ASSOCIATES
       CHARTERED
ACCOUNTANTS AND ADVISORS
    PCAOB REGISTERED



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM
             ------------------------------------------------------



To the Board of Directors of
Tropical PC, Inc.:

We have audited the accompanying balance sheet of Tropical PC, Inc. as of December 31, 2005 and 2004, and the related statements of operations, stockholders' equity,and cash flows for the period since inception on September 22, 2004 and the years then ended. These financial statements are the responsibility of the management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (PCAOB). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tropical PC, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the period since inception on September 22, 2004 and the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the Note 3 to the financial statements, the Company's recurring losses and lack of operations raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are described in the Note 3 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Moore & Associates, Chartered
---------------------------------
    Moore & Associates, Chartered
    Las Vegas, Nevada
    November 3, 2006


           2675 S. Jones Boulevard, Suite 109, Las Vegas, NV 89146
                     (702) 253-7511 Fax (702) 253-7501


                                      F-1a

                                TROPICAL PC, INC.
                          (a development stage company)
                                  Balance Sheets
                                December 31, 2004
                                December 31, 2005



Balance Sheets


                                                  Dec. 31,    Dec. 31,
                                                    2005       2004
                                                  --------   ---------
Assets

Current Assets:
   Cash                                           $     12   $     810
   Stock Subscription Funds Held In Escrow               -      10,500
                                                  --------   ---------
                                                        12      11,310
Fixed assets                                         5,190           -

Total Assets                                         5,202      11,310
                                                  ========   =========

Liabilities and Stockholders' Equity

Stockholders' equity:
   Common stock, $0.001 par value, 75,000,000
     shares authorized, 6,000,000, 8,100,000
     shares issued and outstanding as of 12/31/2004
     and 12/31/2005 respectfully                     8,100       6,000
   Common stock subscriptions, $0.001 par value,
     1,050,000 shares                                    -      10,500
   Additional paid-in capital                        5,400           -
   Earnings (Deficit) accumulated during
     development stage                              (8,298)     (5,190)
                                                   --------   ---------

                                                     5,202      11,310
                                                  --------   ---------
                                                  $  5,202   $  11,310
                                                  ========   ==========

     The accompanying notes are an integral part of these statements

                                      F-2a

                             TROPICAL PC, INC.
                       (a development stage company)
                          Statements of Operations
      For the year-ended December 31, 2004 and December 31, 2005
   For the period from September 22, 2004 (Inception) to December 31, 2005



Statements of Operations


                                              September 22, 2004
                  Year Ending   Year Ending     (Inception) to
                 December 31,   December 31,     December 31,
                     2005           2004             2005
                 -------------  ------------   -----------------
Revenue                 1,160             -    $          1,160
                 -------------  ------------   -----------------

Expenses:
General and
   administrative
   expenses            12,458         2,190              14,648
                 -------------  ------------   -----------------
  Total expenses       12,458         2,190              14,648
                 -------------  ------------   -----------------

Net income (loss)$    (11,298)  $    (2,190)   $        (14,488)
                 =============  ============   =================

Weighted average
 number of common
 shares outstanding-
 basic and fully
 diluted            8,100,000     3,000,000
                 =============  ============

Net income (loss)
 per share-
 basic and fully
 diluted         $      (0.00)  $     (0.00)
                 =============  ============

     The accompanying notes are an integral part of these statements

                                      F-3a

                           TROPICAL PC, INC.
                       (a development stage company)
                     Statement of Stockholders' Equity
         From September 22, 2004 (Inception) to December 31, 2005



Statement of Stockholders' Equity


                                                Income (Deficit)
                                                   Accumulated
             Common Stock   Additional                During        Total
          ------------------ Paid-in       Stock    Development   Stockholders
            Shares   Amount  Capital   Subscriptions   Stage        Equity
          ---------- ------- ---------- ---------- ------------   ----------
Founder's
initial
investment,
9/23/04
$0.001
per share  3,000,000 $ 3,000 $        - $          $              $   3,000

Reg. D,
Rule 504
Subscriptions,
12/15/04-
12/27/04,
$0.01 per
share                                      10,500                    10,500

Two for One
Forward
Split      3,000,000   3,000                            (3,000)           -

Net Income
(loss)
year ended
December 31,
2004                                                    (2,190)      (2,190)
          ---------- ------- ---------- ---------- ------------   ----------

Balance,
December 31,
2004       6,000,000 $ 6,000 $        - $  10,500  $    (5,190)   $  11,310

Issuance
of Reg. D,
Rule 504
Subscription
Shares,
$0.01 per
share      2,100,000   2,100      8,400   (10,500)                        -

Net Income
(loss)
year ended
December 31,
2005                                                  (11,298)      (11,298)
          ---------- ------- ---------- ---------- ------------   ----------

Adjustment for
split shares                                           (3,000)


Balance,
December 31,
2005       8,100,000 $ 8,100 $    8,400 $       -      (8,298)           12
          ========== ======= ========== ========== ============   ==========


      The accompanying notes are an integral part of these statements

                                      F-4a

                             TROPICAL PC, INC.
                       (a development stage company)
                          Statements of Cash Flows
      For the year-ended December 31, 2004 and December 31, 2005
   For the period from September 22, 2004 (Inception) to December 31, 2005


Statement of Cash Flows


                                              September 22, 2004
                  Year Ending   Year Ending     (Inception) to
                 December 31,   December 31,     December 31,
                     2005           2004             2005
                 -------------  ------------   ------------------
Cash flows from operating activities:
Net income (loss) $   (16,488)   $   (2,190)   $         (8,298)

Non Cash Adjustments:
Funds held in
  escrow                    -       (10,500)            (10,500)
                  ------------  ------------   -----------------
Net cash provided
 (used) by operating
 activities           (16,488)     (12,690)             (18,798)
                  ------------  ------------   -----------------

Cash flows from
investing activities    5,190            -                5,190
                  ------------  ------------   -----------------
Net cash (used) by
investing activities    5,190           -                 5,190
                  ------------  ------------   -----------------

Cash flows from financing activities:
 Issuances of
  common stock         10,500         3,000              13,500
 Common stock
  Subscriptions                      10,500              10,500
                  ------------  ------------   -----------------


Net cash provided
 (used) by financing
 activities            10,500        13,500              24,000
                  ------------  ------------   -----------------

Net increase
 (decrease)
 in cash                 (798)          810                  12
Cash and equivalents-
 beginning                810             -                   -
                  ------------  ------------   -----------------
Cash and equivalents-
 ending                    12           810                  12
                  ============  ============   =================


Supplemental disclosures:
 Interest paid    $         -   $         -    $              -
                  ============  ============   =================
 Income taxes paid$         -   $         -    $              -
                  ============  ============   =================


The accompanying notes are an integral part of these statements


                                     F-5a

                             TROPICAL PC, INC.
                       (a development stage company)
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 2005


NOTE 1.   GENERAL ORGANIZATION AND BUSINESS

Tropical PC, Inc. (the Company) was incorporated under the laws of the state of Nevada on September 22, 2004. The Company has one sole officer and Director and was organized to provide residential and commercial pest control services in Southern Nevada.

The Company has minimal operations and in accordance with the provisions of the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 7, the Company is considered a development stage company.


NOTE 2.    SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

The Company has cash assets of $12 and no debt as of December 31, 2005. The relevant accounting policies are listed below.

Basis of Accounting
-------------------
The basis is United States generally accepted accounting principles.

Earnings per Share
------------------
The basic earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the weighted average number of common shares during the year. The diluted earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity.

The Company has not issued any options or warrants or similar securities since inception.

Dividends
---------
The Company has not yet adopted any policy regarding payment of dividends. No Dividends have been paid during the period shown.

Income Taxes
------------
The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

Year-end
--------

The Company has selected December 31 as its year-end.


                                      F-6a

                             TROPICAL PC, INC.
                       (a development stage company)
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 2005


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES-CONTINUED

Advertising
-----------
Advertising is expensed when incurred. There has been no advertising during the period.

Use of Estimates
----------------
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.   GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying financial statements, the Company has incurred a net loss of $14,488 for the period from September 22, 2004 (inception) to December 31, 2005. The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its new business opportunities. Management has plans to seek additional capital through private placements and public offerings of its common stock. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

These conditions raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might arise from this uncertainty.

NOTE 4.   STOCKHOLDERS'EQUITY

Common Stock
------------
On September 23, 2004, the Company issued 3,000,000 shares of its $0.001 par value common stock to its sole officer and Director for $3,000 in cash.

On December 31, 2004, the Company issued 1,050,000 shares of its $0.001 par value common stock for cash of $10,500, pursuant to Regulation D, Rule 504.

On December 31, 2004, the Company approved a Forward Split of common shares at two-for-one. The number of authorized shares remained at 75,000,000 and the par value of $0.001 was retained.

                                    F-7a

                             TROPICAL PC, INC.
                       (a development stage company)
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 2005


NOTE 5.   RELATED PARTY TRANSACTIONS

The Company does not lease or rent any property. Office services are provided without charge by a director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.


NOTE 6.    PROVISION FOR INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:


                   U.S federal statutory rate      (34.0%)
                   Valuation reserve                34.0%
                                                   ------
                   Total                               -%



NOTE 7.   OPERATING LEASES AND OTHER COMMITMENTS:

The Company also has no assets or lease obligations.



                                     F-8a

                             TROPICAL PC, INC.
                       (a development stage company)
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 2005


NOTE 8.   RECENT PRONOUNCEMENTS

In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4. SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handing costs, and spoilage. This statement requires that those items be recognized as current period charges regardless of whether they meet the criterion of "so abnormal" which was the criterion specified in ARB No. 43. In addition, this Statement requires that allocation of fixed production overheads to the cost of production be based on normal capacity of the production facilities. This pronouncement is effective for the Company beginning October 1, 2005. The Company does not believe adopting this new standard will have a significant impact to its financial statements.

In December 2004, the FASB issued SFAS No. 123 (revised 2004). Share-Based Payment, which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees and amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The new standard will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005. The Company expects the adoption of this standard will have a material impact on its financial statements assuming employee stock options are granted in the future.


                                     F-9a